UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE  OF  REPORT  (DATE OF EARLIEST EVENT REPORTED):      July 10, 2003
                                                         -----------------------




                              O2DIESEL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Washington                  000-32217               91-2023525
  ------------------------          ---------               ----------
  (State of incorporation)       (Commission file        (I.R.S. Employer
                                      number)           Identification No.)



                       114 Magnolia Street, Suite 400-127
                       Bellingham, Washington 98225
              ---------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (360) 392-3950



             ------------------------------------------------------
             (Former name or address, if changed since last report)


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Item  9.  Regulation  FD  Disclosure.

     99.1    News Release dated July 10, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                 Dynamic Ventures, Inc.


July 10, 2003                    /s/  Eric Boehnke
---------------             -------------------------------------
(Date)                           Eric Boehnke, President


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